SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro, San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2014, BioMarin Pharmaceutical Inc. (the “Company”) announced financial results for its fourth quarter and year ended December 31, 2013. The Company’s press release issued on February 26, 2014 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In its press release the Company included net loss for the three months and full year ended December 31, 2013 and December 31, 2012 and financial guidance for the year ending December 31, 2014, both as determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP), except for non-GAAP net loss, which is determined on a non-GAAP basis. In the press release, the non-GAAP net loss is based on GAAP earnings before interest, taxes, depreciation and amortization (EBITDA) and further adjusted to also exclude certain non-cash stock compensation expense, non-cash contingent consideration expense and certain other nonrecurring material items (non-GAAP net loss). The reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures are included in the press release attached hereto as Exhibit 99.1.

The Company believes this non-GAAP information is useful to investors, taken in conjunction with the Company’s GAAP information, because it provides additional information regarding the performance of the Company’s core ongoing business, namely the commercial sales of Naglazyme, Kuvan, Aldurazyme, Firdapse and VIMIZIM and development of its pipeline products. By providing information about both the overall GAAP financial performance and the non-GAAP measures that focus on continuing operations, the Company believes that the additional information enhances investors’ overall understanding of the Company’s business and prospects for the future. Further, the Company uses both GAAP and non-GAAP results and expectations internally for its operating, budgeting and financial planning purposes.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit 99.1 Press Release of the Company dated February 26, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: February 26, 2014	By:	/s/ G. Eric Davis
G. Eric Davis
Senior Vice President, General Counsel & Secretary